EXHIBIT 31.2


                                 CERTIFICATION




I, Gregory M. Swalwell the Vice President and Chief Financial Officer of NL Industries, Inc., certify that:

1) I have reviewed this annual report on Form 10-K/A (Amendment No. 1) of NL Industries, Inc.; and
2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.


Date: June 29, 2004

/s/ Gregory M. Swalwell
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Vice President and
Chief Financial Officer